UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Rule 12g-3(a))

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2016

CAROLINA TRUST BANCSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	To be assigned*	81-2019652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 East Main Street, Lincolnton, North Carolina		28093
(Address of principal executive offices)		(Zip Code)

 (704) 735-1104

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

* This report is filed by the Registrant as successor issuer to Carolina Trust Bank (the “Bank”). The Bank’s common stock previously was registered under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and, pursuant to Section 12(i) of the Exchange Act, the Bank’s periodic reports were filed with the Federal Deposit Insurance Corporation. The Registrant’s common stock is deemed to be registered under Section 12(b) of the Exchange Act by virtue of Rule 12g-3(a).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

[In this Current Report on Form 8-K, the terms “we,” “us,” and “our”

refer to the Registrant, Carolina Trust BancShares, Inc.]

COMPLETION OF SHARE EXCHANGE

We were incorporated on February 29, 2016, by and at the direction of the board of directors of Carolina Trust Bank (the “Bank”) for the sole purpose of acquiring the Bank and serving as the Bank’s parent bank holding company. Effective August 16, 2016 (the “Effective Time”), we acquired the Bank in a statutory share exchange (the “Reorganization”) effected under North Carolina law and in accordance with the terms of an Agreement and Plan of Reorganization and Share Exchange dated March 30, 2016 (the “Agreement”). Prior to the Effective Time, we had no material assets and had not conducted any business or operations except for activities related to our organization and the Reorganization.

The Agreement and the Reorganization previously were approved by the Bank’s shareholders at the Bank’s annual meeting held on May 10, 2016. Pursuant to the Agreement, at the Effective Time each of the 4,650,558 outstanding shares of the Bank’s $2.50 par value common stock formerly held by its shareholders was converted into and exchanged for one newly issued share of our $2.50 par value common stock, and the Bank became our subsidiary. The shares of our common stock issued to the Bank’s shareholders were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption from registration provided by Section 3(a)(12) of the Securities Act.

Also at the Effective Time, we assumed the Bank’s obligations under the following plans, which are collectively referred to herein as the “Plans”:

●	Carolina Trust Bank 2001 Incentive Stock Option Plan;
●	Carolina Trust Bank 2005 Incentive Stock Option Plan;
●	Carolina Trust Bank 2005 Nonstatutory Stock Option Plan;
●	Carolina Commerce Bank Employee Stock Option Plan (previously assumed by the Bank in connection with its October 2009 merger with Carolina Commerce Bank); and
●	Carolina Commerce Bank Director Stock Option Plan (previously assumed by the Bank in connection with its October 2009 merger with Carolina Commerce Bank).

At the Effective Time, each then-current outstanding option to purchase shares of the Bank’s common stock (“Stock Options”) under the Plans was converted into an option to purchase the same number of shares of our common stock on the same terms and conditions as were in effect with respect to those outstanding Stock Options under the written agreements pertaining thereto and the written plans under which such Stock Options were issued.

Our directors are six of the directors of the Bank, and our current shareholders consist of the former common shareholders of the Bank who own the same percentages of our common stock as they previously owned of the Bank’s common stock. Shareholders holding physical stock certificates will receive transmittal materials from us instructing such holders how to properly surrender their certificates representing shares of Bank common stock. Our common stock has become listed on the Nasdaq Capital Market in place of the Bank’s common stock. The trading symbol for our common stock is “CART” which is the same as the Bank’s former trading symbol.

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We are a North Carolina business corporation that will operate as a registered bank holding company under the Bank Holding Company Act of 1956, as amended. As such, we are subject to supervision and examination by, and the regulations and reporting requirements of, the Board of Governors of the Federal Reserve System. We have no other subsidiaries. Our principal office is the same as the Bank’s main banking office and is located at 901 East Main Street, Lincolnton, North Carolina. Our telephone number at that address is (704) 735-1104.

The Bank is an insured, North Carolina state-chartered commercial bank which was incorporated during 2000 and which engages in a general commercial and consumer banking business. The Bank’s operations are primarily retail-oriented and are aimed at individuals and small to medium-sized businesses located in its market area. The Bank will continue to exist and to conduct its business in the same manner and under the same name as it did before the Reorganization.

At the Effective Time, the Bank’s common stock was registered under Section 12(b) of the Exchange Act by virtue of its listing on the Nasdaq Capital Market. The Bank was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, it filed annual, quarterly, and current reports, proxy statements, and other information with the Federal Deposit Insurance Corporation (the “FDIC”). Copies of reports filed by the Bank are on file with the FDIC and are available for inspection at the office of the FDIC’s Accounting and Securities Disclosure Section located at 550 17th Street, N.W., Washington, DC 20429. Copies of those reports also may be obtained by contacting the FDIC’s Accounting and Securities Disclosure Section at (202) 898-8913, or by e-mail at PublicBankReports@FDIC.gov.

As a result of the Reorganization, we have become a successor issuer to the Bank as provided in the Commission’s Rule 12g-3(a) under the Exchange Act, and our common stock is deemed to be registered under Section 12(b) of the Exchange Act. We have become subject to the information requirements of the Exchange Act and will file reports, proxy statements, and other information with the Commission. This Current Report on Form 8-K is our initial report under the Exchange Act.

DESCRIPTION OF REGISTRANT’S CAPITAL STOCK

Authorized Capital Stock. Our Articles of Incorporation authorize us to issue 11,000,000 shares of capital stock, consisting of 10,000,000 shares of common stock, par value $2.50 per share, and 1,000,000 shares of preferred stock with such rights, privileges, and preferences as may be determined by our board of directors. Shares of our capital stock represent equity interests in Carolina Trust BancShares, Inc. They are not bank deposits or savings accounts and are not insured or guaranteed by the FDIC or any other governmental agency or by the Bank.

Common Stock

Voting Rights. Except as described below, each share of our common stock entitles the holder thereof to one vote on all matters upon which shareholders have the right to vote. In addition, in the election of directors, each holder of our common stock has the right to vote the number of shares owned by such holder on the record date for as many persons as there are directors to be elected. Cumulative voting is not available with respect to the election of directors.

The North Carolina Control Share Acquisition Act, in general, provides that shares of voting stock of a corporation (to which the Act applies) acquired in a “control share acquisition” (“Control Shares”) will have no voting rights unless those rights are granted by resolution adopted by the holders of at least a majority of the outstanding shares of the corporation entitled to vote in the election of directors, excluding

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shares held by the person who has acquired or proposes to acquire the Control Shares and excluding shares held by any officer or director who is also an employee of the corporation. “Control Shares” are defined as shares of a corporation that are acquired by any person and which, when added to any other shares already owned by that person, would entitle that person (except for the application of the Act) to voting power in the election of directors equal to or greater than (1) one-fifth of all voting power, (2) one-third of all voting power, or (3) a majority of all voting power. “Control share acquisition” means the acquisition by any person of beneficial ownership of Control Shares with certain exceptions, including an acquisition pursuant to certain agreements of merger or consolidation to which the corporation is a party, and purchases of shares directly from the corporation. The Control Share Acquisition Act applies to us.

Dividend Rights. Holders of shares of our common stock are entitled to dividends when, as, and if declared by our board of directors from funds legally available therefor, whether in cash or in stock. Our payment of dividends is subject to the restrictions of North Carolina law applicable to the declaration of dividends by a business corporation. Under such provisions, dividends may not be paid if a corporation will not be able to pay its debts as they become due in the usual course of business after making such dividend distribution or if the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed to satisfy certain preferential liquidation rights. Further, our ability to pay dividends on our common stock may be limited by the terms of one or more series of preferred stock that may be authorized by our board of directors in the future. Our board of directors may not be required to seek shareholder approval before issuing such newly authorized series of preferred stock.

Since the source of funds for the payment of dividends to our shareholders and our other separate obligations will be dividends we receive from the Bank (as its sole common shareholder), our ability to pay dividends will depend on factors which affect the Bank’s ability to pay dividends. FDIC regulations and North Carolina banking laws restrict the Bank from paying dividends if, after paying such dividends, the Bank’s capital ratios would be below the level necessary to categorize the Bank as “adequately capitalized” under the FDIC’s prompt corrective action regulations. In addition, regulatory authorities may limit payment of dividends by any bank when it is determined that such a limitation is in the public interest and is necessary to ensure the financial soundness of the bank.

Furthermore, the Bank has a series of preferred stock issued and outstanding, designated Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”). The Series A Preferred Stock was not exchanged in the Reorganization and remains outstanding at the Bank level. As a result of the Series A Preferred Stock, the Bank may be prohibited from paying cash dividends or distributions on its common stock (all of which is owned by Carolina Trust BancShares, Inc.) if full dividends have not been paid on the Series A Preferred Stock for the most recently completed quarterly dividend period. Failure to pay dividends on the Series A Preferred Stock would impact the ability of the Bank to pay dividends to us.

Liquidation Rights. In the event of our liquidation, dissolution, or winding up, the holders of our common stock will be entitled to receive, after payment of all debts and liabilities and the liquidation preference on any preferred securities that may be outstanding at the time of such liquidation, all remaining assets available for distribution in cash or in kind. In the event of any liquidation, dissolution, or winding up of the Bank, we, as the holder of all shares of the Bank’s common stock, would be entitled to receive, after satisfaction of the $1,000 per share liquidation preference on the Bank’s Series A Preferred Stock, payment of all debts and liabilities of the Bank (including all deposits and accrued interest thereon) and all remaining assets of the Bank available for distribution in cash or in kind.

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Preemptive Rights; Redemption. Holders of shares of our common stock are not entitled to preemptive rights with respect to any shares that may be issued. Our common stock is not subject to call or redemption.

Charter Amendments. With certain exceptions, an amendment to our Articles of Incorporation, including a provision to increase our authorized capital stock or to authorize an additional class of capital stock, may be effected if the amendment is recommended to our shareholders by our board of directors and if the votes cast by shareholders in favor of the amendment exceed the votes cast against it.

Merger, Share Exchange, Sale of Assets, and Dissolution. In general, North Carolina law requires that any merger, share exchange, voluntary liquidation, or transfer of substantially all the assets (other than in the ordinary course of business) of or involving our company be recommended to shareholders by our board of directors and be approved by the affirmative vote of at least a majority of all outstanding shares of our common stock.

The North Carolina Shareholder Protection Act requires the affirmative vote of the holders of 95% of the outstanding shares of common stock (excluding shares owned by an “interested shareholder”) of a corporation (to which the Act applies) to approve certain business combinations between that corporation and an entity which owns more than 20% of the corporation’s voting shares. The Shareholder Protection Act applies to us.

Preferred Stock

Our Articles of Incorporation authorize the issuance of 1,000,000 shares of preferred stock with such rights, privileges, and preferences as may be determined by our board of directors, in its sole discretion. Our board of directors also has the authority to fix the number of shares constituting any series, the designation of such series, and the dividend rate for each series of preferred stock, without any further vote or action by our shareholders. Our preferred stock may be issued with voting, liquidation, dividend and other rights superior to the rights of our common stock. The potential issuance of preferred stock may delay or prevent a change in control of us, discourage bids for our common stock at a premium over the market price, and materially adversely affect the market price and the voting and other rights of the holders of our common stock.

Warrant

In February 2009, the Bank issued a warrant to purchase up to 86,957 shares of its common stock at an exercise price of $6.90 per share to the U.S. Department of the Treasury in connection with the Bank’s prior participation in the Treasury’s TARP Capital Purchase Program. The Treasury subsequently told the warrant to a private investor on June 12, 2013. The warrant expires on February 6, 2019. Under the terms of the Agreement, at the Effective Time, the warrant was automatically converted into a warrant to acquire up to 86,957 shares of our common stock at the same per share exercise price and with the same expiration date and other terms as the Bank-level warrant. A copy of the form of warrant is filed as Exhibit 4.01 to this Current Report on Form 8-K and is incorporated by reference herein. At this time, we do not anticipate executing a revised warrant to reflect the Reorganization, as the terms of the Bank-level warrant automatically became binding on us at the Effective Time.

Certain Articles and Bylaw Provisions Having Potential Anti-Takeover Effects

General. The following is a summary of the material provisions of our Articles of Incorporation and Bylaws which address matters of corporate governance and the rights of shareholders. Certain of

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these provisions may delay or prevent takeover attempts not first approved by our board of directors (including takeovers which certain shareholders may deem to be in their best interests). These provisions also could delay or frustrate the removal of incumbent directors or the assumption of control by shareholders.

Classification of the Board of Directors. Our Bylaws provide that the number of directors constituting the board of directors shall be not less than five nor more than thirty. Our Bylaws also provide that our board of directors shall be divided into three classes, which will be as nearly equal in number as possible. Initially, the classes will be elected for terms of one, two or three years, after which each director will serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which the director was elected (i.e., “staggered terms”). A director elected to fill a vacancy will serve only until the next meeting of shareholders at which directors are elected. Approximately one-third of the members of our board of directors will be elected each year, and two annual or special meetings would be required for our shareholders to change a majority of the members constituting our board of directors.

Filling Vacancies. Except for vacancies occurring as a result of an increase in the size of the board of directors, vacancies occurring on our board of directors may be filled by the shareholders or a majority of the remaining directors, even though less than a quorum. Vacancies resulting from an increase in the size of our board of directors generally can only be filled by shareholders at a duly called meeting of shareholders. The shareholders, at any meeting thereof, may authorize not more than two (2) additional directorships, which may be left unfilled by the shareholders at such meeting to be filled in the discretion of our board of directors during the interval between meetings of the shareholders.

Amendment of Bylaws. Subject to certain restrictions, either a majority of our board of directors or our shareholders may amend or repeal our Bylaws. A bylaw adopted, amended, or repealed by the shareholders may not be readopted, amended, or repealed by our board of directors. Generally, our shareholders may adopt, amend, or repeal the Bylaws in accordance with the North Carolina Business Corporation Act.

Special Meetings of Shareholders. Our Bylaws provide that only the chairman of the board, the president, the secretary, or our board of directors may call a special meeting of shareholders.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being filed or furnished with this Report:

Exhibit No.	Description of Exhibit

2.01	Agreement and Plan of Reorganization and Share Exchange dated March 30, 2016 between the Registrant and the Bank

3.01	Articles of Incorporation of the Registrant

3.02	Bylaws of the Registrant

4.01	Form of Warrant to Purchase Common Stock of Carolina Trust Bank dated June 12, 2013

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10.01	Employment Agreement dated January 2, 2014 with Jerry L. Ocheltree

10.02	Amendment One to Employment Agreement with Jerry L. Ocheltree dated August 1, 2014

10.03	Amendment Two to Employment Agreement with Jerry L. Ocheltree dated August 1, 2014

10.04	Employment Agreement dated May 25, 2016 with Edwin E. Laws

10.05	Employment Agreement dated June 6, 2006 with Richard M. Rager

10.06	Amendment One to Employment Agreement with Richard M. Rager dated November 1, 2007

10.07	Amendment Two to Employment Agreement with Richard M. Rager dated December 1, 2008

10.08	Amendment Three to Employment Agreement with Richard M. Rager dated March 1, 2014

10.09	Supplemental Executive Retirement Plan Agreement for Jerry L. Ocheltree dated January 1, 2014

10.10	Supplemental Executive Retirement Plan adopted as of August 1, 2007

10.11	Carolina Trust Bank 2001 Incentive Stock Option Plan

10.12	Carolina Trust Bank 2005 Incentive Stock Option Plan

10.13	Carolina Trust Bank 2005 Nonstatutory Stock Option Plan

10.14	Carolina Commerce Bank Employee Stock Option Plan

10.15	Carolina Commerce Bank Director Stock Option Plan

21.01	List of the Registrant’s Subsidiaries

99.01	The Bank’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015(1)

99.02	The Bank’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016(1)

99.03	The Bank’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016(1)

99.04	The Bank’s Current Report on Form 8-K dated January 26, 2016(1)

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99.05	The Bank’s Current Report on Form 8-K/A (Amendment No. 1) dated March 23, 2016 amending Form 8-K dated as of January 26, 2016(1)

99.06	The Bank’s Current Report on Form 8-K dated March 23, 2016.

99.07	The Bank’s Current Report on Form 8-K dated April 28, 2016(1)

99.08	The Bank’s Current Report on Form 8-K dated May 10, 2016(1)

99.09	The Bank’s Current Report on Form 8-K/A (Amendment No. 1) filed on May 31, 2016(1)

99.10	The Bank’s Current Report on Form 8-K dated July 27, 2016(1)

99.11	The Bank’s definitive Proxy Statement, dated April 5, 2016, distributed to shareholders in connection with the Bank’s 2016 annual meeting of shareholders(1)

99.12	The Bank’s Current Report on Form 8-K dated January 14, 2016(1)

(1)	As originally filed by the Bank with the Federal Deposit Insurance Corporation.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA TRUST BANCSHARES, INC,
(Registrant)

Date: August 16, 2016	By:	/s/ Jerry L. Ocheltree
Jerry L. Ocheltree
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.01	Agreement and Plan of Reorganization and Share Exchange dated March 30, 2016 between the Registrant and the Bank

3.01	Articles of Incorporation of the Registrant

3.02	Bylaws of the Registrant

4.01	Form of Warrant to Purchase Common Stock of Carolina Trust Bank dated June 12, 2013

10.01	Employment Agreement dated January 2, 2014 with Jerry L. Ocheltree

10.02	Amendment One to Employment Agreement with Jerry L. Ocheltree dated August 1, 2014

10.03	Amendment Two to Employment Agreement with Jerry L. Ocheltree dated August 1, 2014

10.04	Employment Agreement dated May 25, 2016 with Edwin E. Laws

10.05	Employment Agreement dated June 6, 2006 with Richard M. Rager

10.06	Amendment One to Employment Agreement with Richard M. Rager dated November 1, 2007

10.07	Amendment Two to Employment Agreement with Richard M. Rager dated December 1, 2008

10.08	Amendment Three to Employment Agreement with Richard M. Rager dated March 1, 2014

10.09	Supplemental Executive Retirement Plan Agreement for Jerry L. Ocheltree dated January 1, 2014

10.10	Supplemental Executive Retirement Plan adopted as of August 1, 2007

10.11	Carolina Trust Bank 2001 Incentive Stock Option Plan

10.12	Carolina Trust Bank 2005 Incentive Stock Option Plan

10.13	Carolina Trust Bank 2005 Nonstatutory Stock Option Plan

10.14	Carolina Commerce Bank Employee Stock Option Plan

10.15	Carolina Commerce Bank Director Stock Option Plan

21.01	List of the Registrant’s Subsidiaries

99.01	The Bank’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015(1)

99.02	The Bank’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016(1)

99.03	The Bank’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016(1)

99.04	The Bank’s Current Report on Form 8-K dated January 26, 2016(1)

99.05	The Bank’s Current Report on Form 8-K/A (Amendment No. 1) dated March 23, 2016 amending Form 8-K dated as of January 26, 2016(1)

99.06	The Bank’s Current Report on Form 8-K dated March 23, 2016.

99.07	The Bank’s Current Report on Form 8-K dated April 28, 2016(1)

99.08	The Bank’s Current Report on Form 8-K dated May 10, 2016(1)

99.09	The Bank’s Current Report on Form 8-K/A (Amendment No. 1) filed on May 31, 2016(1)

99.10	The Bank’s Current Report on Form 8-K dated July 27, 2016(1)

99.11	The Bank’s definitive Proxy Statement, dated April 5, 2016, distributed to shareholders in connection with the Bank’s 2016 annual meeting of shareholders(1)

99.12	The Bank’s Current Report on Form 8-K dated January 14, 2016(1)

(1)	As originally filed by the Bank with the Federal Deposit Insurance Corporation.